UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
Equus Total Return, Inc.

(Name of Registrant as Specified in its Charter)
J. Philip Ferguson
Lance T. Funston
John D. White
Charles R. Ofner
Dr. Francis D. Tuggle
John P. Wade
Dr. Charles M. Boyd
Jonathan H. Godshall
Paula T. Douglass
Sam P. Douglass
Douglass Trust IV — FBO S. Preston Douglass, Jr.
Douglass Trust IV — FBO Brooke Douglass
Tiel Trust FBO Sam P. Douglass
Tiel Trust FBO Paula T. Douglass

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FOR IMMEDIATE RELEASE
RISKMETRICS RECOMMENDS THAT EQUUS STOCKHOLDERS
VOTE ON THE GOLD PROXY CARD
RiskMetrics Recommends Equus Stockholders NOT Vote the White Card
The Committee to Enhance Equus Reminds Stockholders
They Have Every Right to Change Their Vote Using the GOLD Proxy Card
HOUSTON, May 5, 2010 – The Committee to Enhance Equus, owning 11.4% of the outstanding shares of Equus Total Return, Inc. (NYSE: EQS), today announced that RiskMetrics Group (formerly Institutional Shareholder Services), a leading independent proxy voting advisory firm, recommends that Equus stockholders vote on the GOLD proxy card in connection with Equus’ annual meeting of stockholders to be held on May 12, 2010.
The Committee stated, “We welcome the support of RiskMetrics Group and its recommendation that Equus stockholders vote on the GOLD proxy card FOR Committee nominees J. Philip Ferguson, Lance T. Funston and Charles R. Ofner and that they NOT vote for any nominees on the white card. The Committee also believes that electing ALL of its highly qualified, talented nominees will bring valuable insights to the Board and effect the change that Equus stockholders deserve.”
The Committee continued, “The Committee’s director nominees are widely respected, well-connected community and industry leaders, and, if elected, they would bring a desperately needed fresh perspective to Equus and oversee the implementation of disciplined strategies designed to enhance and sustain value for all Equus stockholders. We urge all stockholders to read the RiskMetrics recommendation and vote the GOLD proxy card today.”
In its May 4, 2010, report, RiskMetrics stated*:
“In terms of management’s slate, we note that all four of the new director nominees have an affiliation with Versatile Systems, a 9.8% Equus shareholder. Messrs. Hardy and Atkinson are employees of the firm, while Messrs. des Pallieres and Benedetti are Versatile board members...[W]e have historically encouraged proxy fight participants to select a slate of candidates that are independent of each other.”
On April 26, 2010, the Securities and Exchange Commission issued a subpoena and notice that it was conducting an investigation into possible violations of federal securities laws in connection with trading in Equus stock by certain companies, including Versatile Systems, Inc. This is particularly troubling since four new director nominees —Benedetti, des Pallieres, Hardy and Atkinson (the “Versatile 4”) — who have been proposed by the current five-member majority of the Board (the “Holdover 5 Majority”) are either directors or officers of Versatile Systems.
Responding to recent assertions by the Holdover 5 Majority, the Committee noted, “We were surprised at the Holdover 5 Majority’s misinformed views about the SEC investigation. The fact that the SEC did not make this investigation public is not the issue. They routinely do not. The issue is: the stockholders are the true owners of Equus and are entitled to cast an informed vote at the annual meeting, which is only days away. It is our firm belief that stockholders have a right to know about this concerning development before casting such a critical vote. In addition, we expect other stockholders to take as little comfort as we do in the Company’s internal inquiry, which the Holdover 5 Majority conducted without independent counsel and instead with their own attorneys. We urge stockholders to ask themselves why the Holdover 5 Majority is not disclosing important information to them.”

Regarding the recently announced resignation of Alan Feinsilver, former Chairman of the Board’s Audit Committee, the Committee stated, “From the outset of this proxy contest we have shared our concerns with stockholders about the hasty, substandard nomination ‘process’ of the Holdover 5 Majority. The fact that Mr. Feinsilver, who is not part of our slate of nominees, resigned over that process affirms how deeply flawed it was.”
The Committee believes that the interests of the Holdover 5 Majority and the Versatile 4 are not aligned with those of all Equus stockholders. The Holdover 5 Majority and the Versatile 4 collectively own only one half of one percent of Equus common stock personally.
Further, from June 2005 until June 2009, during the time that Moore, Clayton Capital Advisors, Inc. (MCCA) was Equus’ investment adviser, EQUUS’ STOCK PRICE DECLINED 61%. THIS DECLINE CONTINUED TO A TOTAL OF 65% AS OF MARCH 26, 2010**. Kenneth Denos, a member of the Holdover Majority 5, was the President and CEO of MCCA, and is CEO of MCC Global N.V. MCC Global introduced the Versatile 4 to Equus, and Mr. Denos nominated them to the Board.
The Committee to Enhance Equus encourages stockholders to read its proxy statement and related materials, which are available at no cost at www.ourmaterials.com/enhanceequus. If stockholders have any questions, or need assistance voting the GOLD proxy card, please contact MacKenzie Partners, Inc., which is assisting the Committee in this solicitation, at (800) 322-2885 (toll-free) or (212) 929-5500 (call collect) or by email at enhanceequus@mackenziepartners.com.

*	Permission to use quotations was neither sought nor obtained.

**	The last trading day before members of the Committee announced their intention to launch a proxy contest

If you have any questions, require assistance in voting your shares, or need additional copies of The Committee To Enhance Equus’ proxy materials, please call
MacKenzie Partners at the phone numbers listed below.
105 Madison Avenue
New York, NY 10016
enhanceequus@mackenziepartners.com
(212) 929-5500 (call collect)
Or
TOLL-FREE (800) 322-2885
THE COMMITTEE TO ENHANCE EQUUS HAS FILED A DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE SOLICITATION OF PROXIES FOR USE AT EQUUS TOTAL RETURN, INC.’S ANNUAL MEETING, INCLUDING INFORMATION RELATING TO THE COMMITTEE, OUR NOMINEES AND THE PARTICIPANTS IN THIS SOLICITATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY ARE AVAILABLE TO EQUUS STOCKHOLDERS FROM THE PARTICIPANTS AT NO CHARGE AT WWW.OURMATERIALS.COM/ENHANCEEQUUS AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE

AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE DISSEMINATED TO SECURITY HOLDERS ON OR ABOUT APRIL 15, 2010.
This press release includes forward-looking statements. Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve certain risks and uncertainties such as the Committee’s plans and expectations regarding Board initiatives. These risks and uncertainties include, among other things, market and economic conditions. If any of these risks or uncertainties materializes, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. The Committee disclaims any intention or obligation to update publicly or reverse such statements, whether as a result of new information, future events or otherwise.
Contact:
MacKenzie Partners, Inc.
Mark Harnett or Bob Marese, 212-929-5500
Joele Frank, Wilkinson Brimmer Katcher
James Golden or Meaghan Repko, 212-355-4449